Exhibit 99.1

ReachLocal Reports Second Quarter 2015 Results

Company Achieves Positive Adjusted EBITDA Ahead of Projected Timeframe

ReachEdge Units Grew by 28% Sequentially and by 69% since Q2 2014

(WOODLAND HILLS, CA) – August 4, 2015 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in powering online marketing for local businesses, today reported financial results for the second quarter ended June 30, 2015.

“ReachLocal made strong progress during the quarter, highlighted by an earlier than anticipated return to positive Adjusted EBITDA, initial signs of stabilization in our North American Direct Local channel and continued strong adoption of ReachEdge. ReachEdge grew 69% year-over-year, ending the quarter with more than 2,400 active units,” said Sharon Rowlands, chief executive officer. “During the second half of the year we will maintain our focus on cost controls, right-sizing the company in each of our markets, enhancing our suite of digital marketing products and building our channel strategy.”

ReachEdge is the Company’s marketing automation and lead conversion software designed to provide transparency into marketing results and tools to optimize sales for local businesses. The Company intends to continue to grow its software business, including ReachEdge, and use it to expand its client base and improve its sales force productivity.

Quarterly Results at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	Q2 2015	Q2 2014
Revenue	$98,776	$123,553
Net Loss from Continuing Operations	$(10,593)	$(10,326)
Net Loss from Continuing Operations per Diluted Share	$(0.36)	$(0.36)
Net Loss	$(10,593)	$(10,295)
Net Loss per Diluted Share	$(0.36)	$(0.36)
Non-GAAP Net Loss	$(6,890)	$(6,488)
Non-GAAP Net Loss per Diluted Share	$(0.24)	$(0.23)
Adjusted EBITDA	$715	$(1,904)
Cash Flow from Continuing Operations	$(8,460)	$(4,218)
Cash Flow from Operating Activities	$(8,461)	$(5,480)

The strengthening of the U.S. Dollar had a significant impact on revenue. On a constant currency basis relative to the second quarter of 2014, revenue for the second quarter of 2015 would have been $106.1 million and relative to the first quarter of 2015 would have been $99.3 million.

	Q2 2015	Q2 2014
Revenue by Channel (North America):
Direct Local	$46,189	$54,944
National Brands, Agencies and Resellers (NBAR)	$17,787	$22,024

Revenue by Channel (International):
Direct Local	$31,085	$42,218
National Brands, Agencies and Resellers (NBAR)	$3,715	$4,367

Business Outlook

“Our strategic focus on expense controls, process optimization and the elimination of unprofitable revenues has allowed us to deliver positive Adjusted EBITDA in the second quarter, which we expect to expand on in the second half of the year,” said chief financial officer Ross Landsbaum.

The Company’s outlook for the third quarter of 2015 is as follows:

●	Revenue in the range of $94 to $98 million, inclusive of expected negative foreign exchange impacts.

●	Adjusted EBITDA in the range of $0.8 to $1.4 million.

Conference Call and Webcast Information

The ReachLocal second quarter 2015 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time on Tuesday, August 4, 2015. To participate on the live call, analysts and investors should dial 1-888-329-8877, or outside the U.S. 719-457-2645, at least 10 minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s website at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports Active Clients and Active Product Units, as management believes that these metrics are important gauges of the progress of the Company’s performance.

Non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles), restructuring charges, and other non-operating income or expense. As a result, reported Adjusted EBITDA reflects that ClubLocal operations were determined to be discontinued operations during the fourth quarter of 2013, and that the Company had fully withdrawn during the first quarter 2014.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Active Clients is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Clients by adjusting the number of Active Product Units to combine clients with more than one Active Product Unit as a single Active Client. Clients with more than one location are generally reflected as multiple Active Clients. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Clients includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Product Units is a number we calculate to approximate the number of individual products, licenses or services we are providing to Active Clients. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client who also licenses ReachEdge, we consider that three Active Product Units. Similarly, if a client purchases ReachSearch campaigns for two different products or purposes, we consider that two Active Product Units. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s outlook for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to rectify the challenges associated with its North American sales operations; (ii) the Company’s ability to obtain the cost savings contemplated by its cost reduction initiatives; (iii) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (iv) the Company’s ability to recruit, train and retain its salespeople; (v) the Company’s ability to attract and retain customers and compete with a wide range of competitors on both price and product offerings; (vi) the Company’s ability to satisfy the covenants under its term loan; (vii) the Company’s ability to successfully enter new markets and manage its international operations; (viii) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (ix) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (x) the Company’s ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc. (NASDAQ: RLOC) helps local businesses grow and operate their business better with leading technology and expert service for our clients’ lead generation and conversion. ReachLocal is headquartered in Woodland Hills, Calif. and operates in four regions: Asia-Pacific, Europe, Latin America and North America.

For more information please visit ReachLocal at www.reachlocal.com, follow us at www.reachlocal.com/social or email info@reachlocal.com.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Amber Seikaly Vice President Corporate Communications (214) 294-0242 amber.seikaly@reachlocal.com

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	June 30,	December 31,
	2015	2014
Assets
Current Assets:
Cash and cash equivalents	$28,624	$43,720
Short-term investments	52	904
Accounts receivable, net	5,759	7,844
Prepaid expenses and other current assets	7,430	9,620
Total current assets	41,865	62,088

Property and equipment, net	16,615	19,639
Capitalized software development costs, net	21,470	21,555
Restricted cash- term loan	17,500	-
Restricted cash	3,565	3,589
Intangible assets, net	4,486	5,492
Non-marketable investments	9,000	9,000
Other assets	3,467	3,518
Goodwill	47,927	48,189
Total assets	$165,895	$173,070

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$35,305	$44,874
Accrued compensation and benefits	15,043	15,972
Deferred revenue	27,226	29,016
Accrued restructuring	4,909	3,196
Term loan	2,789	-
Capital lease	684	624
Other current liabilities	10,833	12,316
Liabilities of discontinued operations	789	850
Total current liabilities	97,578	106,848

Term loan	21,619	-
Capital lease	839	1,103
Deferred rent and other liabilities	11,949	12,195
Total liabilities	131,985	120,146

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(59)	(65)
Additional paid-in capital	136,505	132,080
Accumulated deficit	(97,944)	(74,569)
Accumulated other comprehensive loss	(4,592)	(4,522)
Total stockholders’ equity	33,910	52,924
Total liabilities and stockholders’ equity	$165,895	$173,070

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Revenue	$98,776	$123,553	$198,339	$248,289
Cost of revenue	55,390	63,461	111,607	126,859
Operating expenses:
Selling and marketing	33,046	48,146	69,329	94,907
Product and technology	7,082	6,816	14,504	13,775
General and administrative	9,910	14,530	20,623	28,694
Restructuring charges	3,133	2,226	4,588	4,049
Total operating expenses	53,171	71,718	109,044	141,425

Operating loss	(9,785)	(11,626)	(22,312)	(19,995)
Other income (expense), net	(848)	195	(1,004)	383
Loss from continuing operations before income taxes	(10,633)	(11,431)	(23,316)	(19,612)
Income tax provision (benefit)	(40)	(1,105)	59	(2,973)
Loss from continuing operations	(10,593)	(10,326)	(23,375)	(16,639)
Income from discontinued operations, net of income taxes	-	31	-	371
Net loss	$(10,593)	$(10,295)	$(23,375)	$(16,268)

Net loss per share:
Basic:
Loss from continuing operations	$(0.36)	$(0.36)	$(0.80)	$(0.59)
Income from discontinued operations, net of income taxes	-	-	-	0.01
Net loss per share	$(0.36)	$(0.36)	$(0.80)	$(0.58)

Diluted:
Loss from continuing operations	$(0.36)	$(0.36)	$(0.80)	$(0.59)
Income from discontinued operations, net of income taxes	-	-	-	0.01
Net loss per share	$(0.36)	$(0.36)	$(0.80)	$(0.58)

Weighted average common shares used in the computation of income (loss) per share:
Basic	29,097	28,469	29,083	28,279
Diluted	29,097	28,469	29,083	28,279

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$134	$255	290	$530
Selling and marketing	424	859	906	1,736
Product and technology	126	222	294	608
General and administrative	1,530	2,140	2,870	5,173
	$2,214	$3,476	$4,360	$8,047

Depreciation and amortization:
Cost of revenue	$219	$169	$351	$346
Selling and marketing	824	674	1,657	1,309
Product and technology	3,591	2,650	7,298	5,608
General and administrative	515	525	977	977
	$5,149	$4,018	$10,283	$8,240

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)
	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities:
Loss from continuing operations	$(23,375)	$(16,639)
Adjustments to reconcile loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	10,283	8,240
Stock-based compensation	4,360	8,047
Restructuring charges	4,588	4,049
Loss on disposal of fixed assets	135	-
Excess tax benefits from stock-based awards	-	568
Provision for doubtful accounts	66	1,602
Non-cash interest expense, net	173	-
Deferred taxes, net	-	(1,372)
Changes in operating assets and liabilities:
Accounts receivable	1,859	(73)
Prepaid expenses and other current assets	2,229	(1,890)
Other assets	(264)	(397)
Accounts payable	(8,475)	(4,204)
Accrued compensation and benefits	(823)	(524)
Deferred revenue	(1,259)	(2,129)
Accrued restructuring	(2,358)	(867)
Deferred rent and other liabilities	(129)	1,371
Net cash used in operating activities, continuing operations	(12,990)	(4,218)
Net cash used in operating activities, discontinued operations	(60)	(1,262)
Net cash used in operating activities	(13,050)	(5,480)

Cash flows from investing activities:
Additions to property, equipment and software	(7,748)	(10,942)
Acquisitions, net of acquired cash	-	(1,760)
Investments in non-marketable investments	-	(2,000)
Maturities of certificates of deposits and short-term investments	846	-
Purchases of certificates of deposits and short-term investments	-	(73)
Net cash used in investing activities	(6,902)	(14,775)

Cash flows from financing activities:
Proceeds from term loan, net	24,700	-
Restricted cash- term loan	(17,500)	-
Payment of deferred and contingent consideration	(434)	-
Proceeds from exercise of stock options	6	6,438
Excess tax benefits from stock-based awards	-	(568)
Principal payments on capital lease obligations	(443)	-
Debt issuance costs	(194)	-
Common stock repurchases	(5)	(21)
Net cash provided by financing activities	6,130	5,849

Effect of exchange rate changes on cash and cash equivalents	(1,274)	1,166

Net change in cash and cash equivalents	(15,096)	(13,240)
Cash and cash equivalents—beginning of period	43,720	77,514
Cash and cash equivalents—end of period	$28,624	$64,274

REACHLOCAL, INC.
Reconciliation of Adjusted EBITDA to Operating Loss
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Operating loss	$(9,785)	$(11,626)	$(22,312)	$(19,995)
Add:
Depreciation and amortization	5,149	4,018	10,283	8,240
Stock-based compensation	2,214	3,476	4,360	8,047
Acquisition and integration costs	4	2	11	16
Restructuring charges	3,133	2,226	4,588	4,049
Adjusted EBITDA (1)	$715	$(1,904)	$(3,070)	$357

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended June 30, 2015 and 2014
(in thousands, except per share amounts)

	Three Months Ended June 30, 2015					Three Months Ended June 30, 2014
		Adjustments:					Adjustments:
		Stock-based					Stock-based
	GAAP	Compensation	Acquisition	Restructuring	Non-GAAP	GAAP	Compensation	Acquisition	Restructuring	Non-GAAP
	Operating Results	Related	Related	Related	Operating	Operating Results	Related	Related	Related	Operating
	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results
Revenue	$98,776	-	-	-	$98,776	$123,553	-	-	-	$123,553
Cost of revenue	55,390	(134)	-	-	55,256	63,461	(255)	-	-	63,206
Operating expenses:		-	-	-
Sales and marketing	33,046	(424)	-	-	32,622	48,146	(859)	-	-	47,287
Product and technology	7,082	(240)	(366)	-	6,476	6,816	(325)	(212)	-	6,279
General and administrative	9,910	(1,533)	(94)	-	8,283	14,530	(2,140)	(123)	-	12,267
Restructuring charges	3,133	-	-	(3,133)	-	2,226	-	-	(2,226)	-
Total operating expenses	53,171	(2,197)	(460)	(3,133)	47,381	71,718	(3,324)	(335)	(2,226)	65,833
Operating income (loss)	(9,785)	2,331	460	3,133	(3,861)	(11,626)	3,579	335	2,226	(5,486)
Other income (expense), net	(848)	-	-	-	(848)	195	-	-	-	195
Income (loss) from continuing operations before income taxes	(10,633)	2,331	460	3,133	(4,709)	(11,431)	3,579	335	2,226	(5,291)
Income tax provision (benefit) (6)	(40)	874	172	1,175	2,181	(1,105)	1,342	126	834	1,197
Income (loss) from continuing operations	$(10,593)	1,457	288	1,958	$(6,890)	$(10,326)	2,237	209	1,392	$(6,488)

Net loss per share
Basic loss per share	$(0.36)				$(0.24)	$(0.36)				$(0.23)
Diluted loss per share	$(0.36)				$(0.24)	$(0.36)				$(0.23)

Weighted average shares outstanding
Basic	29,097				29,097	28,469				28,469
Diluted	29,097				29,097	28,469				28,469

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Six Months Ended June 30, 2015 and 2014
(in thousands, except per share amounts)

	Six Months Ended June 30, 2015					Six Months Ended June 30, 2014
		Adjustments:					Adjustments:
		Stock-based					Stock-based
	GAAP	Compensation	Acquisition	Restructuring	Non-GAAP	GAAP	Compensation	Acquisition	Restructuring	Non-GAAP
	Operating Results	Related	Related	Related	Operating	Operating Results	Related	Related	Related	Operating
	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results
Revenue	$198,339	-	-	-	$198,339	$248,289	-	-	-	$248,289
Cost of revenue	111,607	(290)	-	-	111,317	126,859	(530)	-	-	126,329
Operating expenses:
Sales and marketing	69,329	(906)	-	-	68,423	94,907	(1,736)	-	-	93,171
Product and technology	14,504	(519)	(738)	-	13,247	13,775	(831)	(444)	-	12,500
General and administrative	20,623	(2,878)	(194)	-	17,551	28,694	(5,173)	(137)	-	23,384
Restructuring charges	4,588	-	-	(4,588)	-	4,049	-	-	(4,049)	-
Total operating expenses	109,044	(4,303)	(932)	(4,588)	99,221	141,425	(7,740)	(581)	(4,049)	129,055
Operating income (loss)	(22,312)	4,593	932	4,588	(12,199)	(19,995)	8,270	581	4,049	(7,095)
Other income (expense), net	(1,004)	-	-	-	(1,004)	383	-	-	-	383
Income (loss) from continuing operations before income taxes	(23,316)	4,593	932	4,588	(13,203)	(19,612)	8,270	581	4,049	(6,712)
Income tax provision (benefit) (6)	59	1,722	350	1,721	3,851	(2,973)	3,101	218	1,518	1,864
Income (loss) from continuing operations	$(23,375)	2,871	583	2,868	$(17,054)	$(16,639)	5,169	363	2,531	$(8,576)

Net loss per share
Basic loss per share	$(0.80)				$(0.59)	$(0.59)				$(0.30)
Diluted loss per share	$(0.80)				$(0.59)	$(0.59)				$(0.30)

Weighted average shares outstanding
Basic	29,083				29,083	28,279				28,279
Diluted	29,083				29,083	28,279				28,279

REACHLOCAL, INC.
Reconciliation of GAAP to Constant Currency Revenue
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
North American GAAP Revenue	$63,976	$76,968	$127,475	$154,056
Constant Currency Adjustment	423	-	819	-
North American Revenue at Constant Currency (5)	$64,399	$76,968	$128,294	$154,056

As Reported Growth Rates	(16.9%)	(10.5%)	(17.3%)	(8.8%)
Constant Currency Growth Rates	(16.3%)	(10.5%)	(16.7%)	(8.8%)

International GAAP Revenue	$34,800	$46,585	$70,864	$94,233
Constant Currency Adjustment	6,862	-	12,255	-
International Revenue at Constant Currency (5)	$41,662	$46,585	$83,119	$94,233

As Reported Growth Rates	(25.3%)	14.3%	(24.8%)	18.6%
Constant Currency Growth Rates	(10.6%)	14.3%	(11.8%)	18.6%

Consolidated GAAP Revenue	$98,776	$123,553	$198,339	$248,289
Constant Currency Adjustment	7,284	-	13,074	-
Consolidated Revenue at Constant Currency (5)	$106,060	$123,553	$211,413	$248,289

As Reported Growth Rates	(20.1%)	(2.5%)	(20.1%)	0.0%
Constant Currency Growth Rates	(14.2%)	(2.5%)	(14.9%)	0.0%

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles), restructuring charges, and other non-operating income or expense.

(2) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(3) Acquisition Related Costs, including the amortization and any impairment of acquired intangibles, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(4) Restructuring Related Costs are excluded from the non-GAAP operating results as these are non-recurring charges with the Company would not have incurred as part of continuing operations.

(5) Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. The company uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.

(6) The income tax provision (benefit) for the Non-GAAP adjustments is estimated using the effective statutory rate for those jurisdictions.